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                             Janus Investment Fund
                     Janus Institutional Cash Reserves Fund

                       Supplement dated December 1, 2006
                       To Currently Effective Prospectus

Effective December 1, 2006, the following replaces footnote (2) in the "ANNUAL FUND OPERATING EXPENSES" table on page 4 of the Prospectus:

   (2) Included in Other Expenses is an administrative services fee of 0.15% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions. Janus Capital has agreed to waive the amount of administrative services fees payable by the Fund from 0.15% to 0.02%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

You should consider this information in deciding whether the Fund is an appropriate investment for you.
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                             Janus Investment Fund
                     Janus Institutional Cash Reserves Fund

                       Supplement dated December 1, 2006
           To Currently Effective Statement of Additional Information

Effective December 1, 2006, the following replaces in their entirety the last two sentences of the second paragraph on page 19 under the "INVESTMENT ADVISER AND ADMINISTRATOR" section of the Statement of Additional Information:

   Janus Capital has voluntarily agreed to reduce a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by Shares of the Fund will be 0.02%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.